UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported):
                                 August 2, 2007


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)

         NEW JERSEY                   0-30121                    22-2050748
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)   Compensatory Arrangements of Certain Officers

      On August 2, 2007, the Board of Directors (the "Board") of Ulticom, Inc. (the "Company") made determinations with respect to the compensation of each of the Senior Vice Presidents of the Company for the fiscal year ended January 31, 2008 ("fiscal 2007"). The Board approved fiscal 2007 base salaries for the Senior Vice Presidents and approved the 2007 Senior Vice President Incentive Compensation Plan (the "Incentive Plan"), which includes financial performance metrics and incentive compensation targets for fiscal 2007 applicable to Senior Vice Presidents. A bonus equal to 50% of base salary will be payable if levels of revenue and operating income set forth in the budget for fiscal 2007 are met; provided that no bonus will be payable if specified minimum revenue and operating income thresholds are not met. If these minimum thresholds are exceeded, participants are eligible to earn between 20% and 70% of base salary, based on the variance above or below the budgeted levels of these metrics, according to a predetermined formula. The Senior Vice Presidents of the Company and their fiscal 2007 base salaries are as follows: Mark Kissman, Senior Vice President and Chief Financial Officer ($253,000), Osman Duman, Senior Vice President and Chief Marketing Officer ($250,000), Lisa Roberts, Senior Vice President of Operations ($225,000) and Jim Johnston Senior Vice President of Engineering ($210,000).

      In addition, the Board approved a Change of Control Termination Protection Agreement ("Change of Control Agreement") with each Senior Vice President of the Company. The Change of Control Agreement would provide for benefits applicable upon termination of such person without "cause" or for "good reason" within 60 days prior to or within one year of a "change in control" of the Company (each term is defined in the Change of Control Agreement). Upon a covered termination of employment, the Senior Vice President affected would receive (i) severance payments in an amount equal to the Senior Vice President's base salary in effect immediately prior to such termination plus the pro rata portion of the targeted annual bonus for the Company's fiscal year in which such termination occurs,
(ii) full vesting of equity awards upon such termination and (iii) medical and dental insurance coverage for one year following such termination at the same benefit level as provided to active employees of the Company during such year. The Change of Control Agreement has a one year term that will automatically renew for subsequent one-year periods unless either party provides sixty days notice of nonrenewal, except that the term shall extend for one year following the date on which a "change of control" of the Company occurs.

      The foregoing description is not complete and the Form of Change of Control Termination Protection Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

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



   Exhibit No.                             Description
   -----------                             -----------

    10.1           Form of Change of Control Termination Protection Agreement























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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ULTICOM, INC.


Date:  August 8, 2007                          By:  /s/  Mark Kissman
                                                   -----------------------------
                                               Name:   Mark Kissman
                                               Title:  Chief Financial Officer
                                                       and Senior Vice President


























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                                  EXHIBIT INDEX

   Exhibit No.                             Description
   -----------                             -----------

    10.1           Form of Change of Control Termination Protection Agreement


























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